Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt

7.	Debt

Term Loan

In June 2017, the Company entered into a LSA with a lender which permits the Company to borrow up to an aggregate principal amount of $40.0 million through a multiple tranche Loan. The tranche advances are based on the Company achieving certain performance milestones as defined in the LSA. Upon closing of the Loan, the Company drew the first tranche less expenses, which resulted in net proceeds of $12.1 million. In September 2017, the Company drew the second tranche advance of $2.5 million upon achieving the first milestone. In March 2018, the Company drew the third tranche advance of $5.0 million upon achieving a second milestone, bringing the total gross amount borrowed to $20.0 million as of December 31, 2018.

The Loan included a $200,000 facility charge, which was paid to the lender on the closing date. The Company paid a $30,000 due diligence fee prior to the Loan closing, and the Company incurred additional cash expenses of $362,783 related to the Loan. These three amounts were all recorded as a debt discount and are being amortized as interest expense using the effective interest method over the life of the Loan. The Loan also includes an end of term charge equal to the greater of $750,000 or 5% of the aggregate principal amount of all advances. The end of term charge is being accrued and recorded to interest expense over the life of the Loan using the effective interest method.

The Loan bears interest at the greater of (i) the prime rate plus 5.5% or (ii) 9.5%. As of December 31, 2018, the interest rate was 11.00%. Interest accrues from the closing date and interest payments are due monthly in arrears on the first of the month. Payments under the Loan are interest only for the first 12 months after closing, followed by a 30-month amortization period of principal and interest that was initially scheduled to begin on August 1, 2018 and continue through the scheduled maturity date of January 1, 2021. During 2018, the Loan was amended to, among other things, postpone the principal payments to December 1, 2018 and possibly further to April 30, 2019 depending upon the achievement of certain milestones. These amendments to the Loan (Note 18) were accounted for as a debt modification. For consideration of the amendments, the Company agreed to pay an additional end of term charge of $250,000 at maturity, which is being accrued and recorded to interest expense over the life of the loan using the effective interest method.

The Company’s obligations to the lender are secured by a first priority security interest in substantially all of its assets, excluding intellectual property (“IP”). The lender maintains a negative pledge on IP with a security interest in the proceeds of the sale of the IP. The Loan contains certain covenants related to restrictions on payments for certain investments, additional debt, distributions and transfers. In connection with the LSA, the Company was required to enter into separate deposit account control agreements with the lender in order to perfect the lender’s security interest in the cash collateral in the Company’s operating accounts. In the event of a default under the LSA, the lender would have the right to take control of the operating account(s) and restrict the Company’s access to the operating account(s) and the funds therein.

As consideration for the Loan, the Company and the lender entered into a warrant agreement pursuant to which the lender, as Warrant holder, has the right to purchase a quantity of shares equal to the quotient derived by dividing (a) the Warrant coverage by (b) the exercise price. Warrant coverage means the greater of (a) $312,500 plus 2.5% of future tranche advances in the event all or part of the tranches are funded or (b) $375,000. The exercise price is (a) the purchase price of Series A preferred shares, $2.30769 per share, or (b) the price per share paid in the next equity round of financing of ordinary shares or preferred shares, which results in aggregate gross proceeds of at least $30 million. As of December 31, 2018, the exercise price, share type and amount of shares had not been fully defined. In February 2019, as a result of the closing of the Company’s IPO, the Warrant was defined at 500,000 ordinary shares with an exercise price of $1.00 per share.

The Warrant was exercisable beginning in June 2017, in whole or in part, and expires in 2027. The Warrant was recorded as a liability and a discount to the debt. The discount on the debt is being amortized through interest expense using the effective interest rate method over the remaining term of the Loan. See Note 3 for fair value considerations and disclosures.

In addition, the lender can declare a material adverse effect while monitoring our business, operations, properties, assets or financial condition. A material adverse effect is considered an event of default under the LSA. In the event of default, repayment of amounts due under the Loan may be accelerated by the lender.

Future principal payments under the Loan as of December 31, 2018 are as follows:

2019	$8,700,670
2020	9,716,371
2021	896,412

Total future principal payments	19,313,453
Less unamortized debt discount	531,547

Total balance, balance sheet	$18,781,906

Term loan—current portion	$8,464,609
Term loan—non-current portion	10,317,297

Total balance, balance sheet	$18,781,906

Interest expense related to the Loan for the year ended December 31, 2018 and 2017 was $2,900,459 and $1,035,493, respectively. Accrued interest as of December 31, 2018 and 2017 was $806,323 and $279,463, respectively.